EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of Pure Earth, Inc. (the “Company”) does hereby certify with respect to Amendment No. 1 to the Quarterly Report of the Company on Form 10-Q/A for the quarter ended September 30, 2009 (the “Report”) that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2009	By: /s/ Brent Kopenhaver
Brent Kopenhaver
Chairman, Executive Vice President,
Chief Financial Officer and Treasurer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.